                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           SHORT-TERM INVESTMENTS CO.
                          SHORT-TERM INVESTMENTS TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         ------------------------------------------------

         2) Form, Schedule or Registration Statement No.:

         ------------------------------------------------

         3) Filing Party:

         ------------------------------------------------

         4) Date Filed:

         ------------------------------------------------

                                PRIME PORTFOLIO
                                  A SERIES OF
                           SHORT-TERM INVESTMENTS CO.

                               TREASURY PORTFOLIO
                                  A SERIES OF
                          SHORT-TERM INVESTMENTS TRUST

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                             ---------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 17, 2001

                             ---------------------

TO THE SHAREHOLDERS:

     The Board of Directors of Short-Term Investments Co. (STIC) and the Board of Trustees of Short-Term Investments Trust (STIT) (collectively, the Boards) have called special meetings of shareholders of the Prime Portfolio and of the Treasury Portfolio for Monday, December 17, 2001 at 1:00 p.m., Central time.

     Prime Portfolio is a series portfolio of STIC, a Maryland corporation, and Treasury Portfolio is a series portfolio of STIT, a Delaware business trust (each a Company, and together the Companies). The place of the meetings is the Companies' offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     This notice and the accompanying proxy statement relate to the Prime Portfolio and the Treasury Portfolio (each, a Fund, and together, the Funds).

     The purposes of the special meetings are as follows:

(1) To approve an amendment to each Fund's Master Investment Advisory Agreement with A I M Advisors, Inc. (AIM) that increases the advisory fees payable by each Fund to AIM; and

(2) To transact such other business as may properly come before the meetings.

     You may vote at the meetings if you are the record owner of shares of the Funds as of the close of business on October 1, 2001. If you attend the meetings, you may vote your shares in person. If you expect to attend the meetings in person, please notify the Companies by calling 1-800-952-3502. If you do not expect to attend the meetings, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                           By order of the Boards,

                                           /s/ CAROL F. RELIHAN

                                           Carol F. Relihan
                                           Secretary

October 31, 2001

                                PRIME PORTFOLIO
                                  A SERIES OF
                           SHORT-TERM INVESTMENTS CO.

                               TREASURY PORTFOLIO
                                  A SERIES OF
                          SHORT-TERM INVESTMENTS TRUST

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

--------------------------------------------------------------------------------

                                PROXY STATEMENT
--------------------------------------------------------------------------------

                        SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 17, 2001

WHO IS ASKING FOR MY VOTE?

     The Board of Directors of Short-Term Investments Co. (STIC) and the Board of Trustees of Short-Term Investments Trust (STIT) (collectively, the Boards) are sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the portfolios listed above (each, a Fund, and together, the Funds). The Boards are soliciting your proxy to vote at the 2001 special meetings of shareholders of the Funds (the meetings).

WHEN AND WHERE WILL THE MEETINGS BE HELD?

     The meetings will be held at the offices of STIC and STIT (each a Company, and together the Companies), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 1:00 p.m., Central time, on Monday, December 17, 2001. If you expect to attend the meeting in person, please notify the Companies by calling 1-800-952-3502.

WHAT IS BEING PROPOSED?

     The Boards are proposing an amendment to the investment advisory agreement entered into by each Company on behalf of the relevant Fund with A I M Advisors, Inc. (AIM). The amendments would increase the fees payable to AIM for the investment advisory services it provides. The fees for the Prime Portfolio and the Treasury Portfolio have not changed since the Funds inception in 1980 and 1984, respectively. The Boards concluded that an increase in advisory fees is appropriate in light of the increased size and complexity of the Funds, the level of services AIM provides, the performance of the Funds and the fees charged for similar funds by competing investment advisers.

HOW DO THE BOARDS RECOMMEND THAT I VOTE?

     The Board of each Company recommends that you vote FOR approval of the amendments to the investment advisory agreements.

WHO IS ELIGIBLE TO VOTE?

     The Boards are sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about October 31, 2001 to all shareholders entitled to vote at the meetings. Shareholders who owned shares of either Fund at the close of business on October 1, 2001 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each of the Funds are set forth in Appendix A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in this proxy statement (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meetings or not, the Boards urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meetings and vote.

     The Boards have named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the Companies in time to vote, your proxies will vote your shares as you have directed. If you sign the proxy card but do not make a specific choice, your proxies will vote your shares as recommended by the Boards.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Boards knew of no matters that needed to be acted on at the meetings other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the secretary of the applicable Company in writing before the meetings that you have revoked your proxy. In addition, although mere attendance at the meetings will not revoke your proxy, if you attend the meetings you may revoke your proxy by requesting a ballot and voting in person.

  Voting in Person

     If you do attend the meetings and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from such broker, bank or nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. For the Prime Portfolio and Treasury Portfolio, the presence in person or by proxy of the holders of one-third of the shares entitled to vote at the meeting shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will not be entitled to vote your shares on the proposal unless it has received instructions from you. If your broker does not vote your shares on the proposal because it has not received instructions from you, these shares will be considered broker non-votes. If your shares are held in the name of a bank or other institution, depending upon the terms of your customer account or other agreement with such institution, that institution may also be unable to vote your shares on the proposal unless it receives instructions from you.

     Broker non-votes and abstentions with respect to the proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE THE PROPOSAL?

     The affirmative vote of a "majority of the outstanding voting securities" of each Fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to approve an amendment to each Fund's investment advisory agreement.

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will have the effect of votes against the proposal.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE COMPANIES?

     Upon your request, each Company will furnish you a free copy of its most recent annual report. You should direct your request to Fund Management

Company, 11 Greenway Plaza, Suite 100, 17th Floor, Houston, TX 77046-1173 or by calling 1-800-659-1005.

                   APPROVAL OF AN AMENDMENT TO THE INVESTMENT
                       ADVISORY AGREEMENTS FOR THE FUNDS

WHAT AM I BEING ASKED TO APPROVE?

     Each Board is recommending that you approve an amendment to the advisory agreement between AIM and the relevant Company on behalf of your Fund. The Boards are asking you to vote on these amendments because the Companies may amend their advisory agreements only with shareholder approval. Forms of the amended Master Investment Advisory Agreement for each Company are set forth in Appendix B and C.

     The amendments to the Companies' Master Investment Advisory Agreements that you are being asked to approve will increase to 0.15% the annual rate at which advisory fees accrue on the Fund's average daily net assets. The advisory fees for the Prime Portfolio and Treasury Portfolio have not been changed since their inception on November 10, 1980 and April 12, 1984, respectively.

     The reasons for the proposed increase in the advisory fees are discussed below. At a meeting in person held on September 28-29, 2001, the Boards approved the proposed advisory fee increases and voted to recommend that you approve the amendments to the advisory agreements.

WHO IS THE INVESTMENT ADVISOR FOR THE FUNDS?

     AIM became the investment advisor for the Prime Portfolio on October 15, 1980 and Treasury Portfolio on March 28, 1984. Each Fund entered into its current Master Investment Advisory Agreement with respect to the Funds on June 1, 2000. The Funds' shareholders last voted on such agreements on May 3, 2000. The Boards, including a majority of the independent directors/trustees of each Fund, last approved the current advisory agreements on May 9, 2001.

     AIM is a wholly owned subsidiary of A I M Management Group Inc. (AIM Management), a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 135 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix D.

DO ANY OF THE COMPANIES' DIRECTORS/TRUSTEES OR OFFICERS HOLD POSITIONS WITH AIM?

     Robert H. Graham, Gary T. Crum, Carol F. Relihan, Dana R. Sutton, Melville
B. Cox, and Karen Dunn Kelley, all of whom are directors/trustees and/or officers of the Companies, also are directors/trustees and/or officers of AIM. Each of them also owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC. Additional information concerning the share ownership of directors/trustees and officers of the Companies, as well as the holders of 5% or more of the outstanding shares of any class of each of the Companies is contained in Appendix E.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENTS?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the Funds' operations and provides investment advisory and other related services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. AIM will not be liable to the Funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the Funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to trustees/directors and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the Funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders; and

     - all of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares unless otherwise explicitly provided.

     The current advisory agreements will continue in effect from year to year for each Company with respect to the applicable Fund only if such continuance is specifically approved at least annually by (i) the Board or a 1940 Act majority of the outstanding voting securities of that Fund and (ii) the affirmative vote of a majority of independent directors/trustees by votes cast in person at a meeting called for such purpose. The current advisory agreements provide that the Boards, a 1940 Act majority of the outstanding voting securities of a Fund or AIM may terminate the agreement for a Fund on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its "assignment," as that term is defined in the 1940 Act.

     AIM may from time to time waive or reduce its advisory fees. However, AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of each fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a Fund's detriment during the period stated in the agreement between AIM and the Company.

     The annual rates at which AIM currently receives fees from each Fund under the current advisory agreements, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each Fund, and the advisory fees (if any) waived by AIM for each Fund for its fiscal year ended August 31, 2001, are in Appendix F.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the Companies and the Funds. AIM provides, or arranges for others to provide, administrative services to the Funds. Fund Management Company serves as the principal underwriter for the Funds and A I M Fund Services, Inc. serves as the Funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix G.

WHAT ARE THE CURRENT AND PROPOSED FEES?

  Current Fees

     The advisory fees currently applicable to the Funds are as follows:

                                PRIME PORTFOLIO

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $100 Million..............      0.20%
Over $100 Million to $200
  Million.......................      0.15%
Over $200 Million to $300
  Million.......................      0.10%
Over $300 Million to $1.5
  Billion.......................      0.06%
Over $1.5 Billion...............      0.05%

                               TREASURY PORTFOLIO

AVERAGE DAILY NET ASSETS           ANNUAL RATE
------------------------           -----------
First $300 Million..............      0.15%
Over $300 Million up to and
  including $1.5 Billion........      0.06%
Over $1.5 Billion...............      0.05%

     During the fiscal year ended August 31, 2001, Prime Portfolio and Treasury Portfolio paid advisory fees to AIM in the amount of $8,039,086 and $3,272,273, respectively, based on average net assets from September 1, 2000 through August 31, 2001.

  Proposed Fees

     The Boards have approved a change in advisory fees so that the annual rate at which advisory fees accrue will be 0.15% of each Fund's average daily net assets. Except for this change in the advisory fee, the terms of the Funds' advisory agreements will remain the same.

     In conjunction with the proposed increase in advisory fees, AIM will enter into a contractual fee waiver with STIC, on behalf of Prime Portfolio, and STIT, on behalf of Treasury Portfolio, (Memorandum of Agreement) under which AIM will agree to waive one-half of its advisory fee. After giving effect to this contractual fee waiver, AIM's advisory fee for the Funds will be 0.075%. The waiver will remain in effect for one year from its effective date, which is expected to be January 1, 2002. Unless STIC or STIT, by a vote of their respective Board, or AIM terminates the Memorandum of Agreement, or the Boards and AIM are unable to reach an agreement on the amount of any fee waiver, the Memorandum of Agreement will continue on the same terms for one-year.

     Under the terms of the Memorandum of Agreement, AIM will not have any right to reimbursement from the Funds for any amounts it waives. However,

AIM and the Boards have agreed to review, prior to the end of the term of each Memorandum of Agreement, whether such fee waivers should be amended, continued or terminated.

WHAT WILL BE THE EFFECT OF AN INCREASE IN ADVISORY FEES?

     The effect of the proposed change in the advisory fee for the Funds is illustrated below. For the fiscal year ended August 31, 2001, this information illustrates the amount each Fund was obligated to pay to AIM under the current advisory agreement, and the amount each Fund would have been obligated to pay to AIM had the proposed amendments to the current advisory agreements and the Memorandum of Agreement been in effect for the entire period.

                                PRIME PORTFOLIO

MANAGEMENT FEE         % OF AVERAGE DAILY NET ASSETS   AMOUNT OF FEE   % CHANGE
--------------         -----------------------------   -------------   --------
Current Fee..........              0.053%               $ 8,039,086
Proposed Fee(1)......              0.075%                11,428,629
Difference...........              0.022%                 3,389,543       42%

                               TREASURY PORTFOLIO

MANAGEMENT FEE         % OF AVERAGE DAILY NET ASSETS   AMOUNT OF FEE   % CHANGE
--------------         -----------------------------   -------------   --------
Current Fee..........              0.057%               $3,272,273
Proposed Fee(1)......              0.075%                4,278,410
Difference...........              0.018%                1,006,137        31%

(1) Net of Advisory Fee Waivers

     Shown below is a chart of the expenses and fees each Fund incurred during the fiscal year ended August 31, 2001, together with pro forma fees each Fund would have paid had the amendments to the current advisory agreements and the Memorandum of Agreement been in effect for the entire period. The chart is based on average net assets of each class of the Funds, other than the Sweep Class, from September 1, 2000 through August 31, 2001. Sweep Class shares of the Funds have not been offered for sale to the public.

                                PRIME PORTFOLIO

                         CASH MANAGEMENT        INSTITUTIONAL      PERSONAL INVESTMENT   PRIVATE INVESTMENT
                              CLASS                 CLASS                 CLASS                 CLASS
                       -------------------   -------------------   -------------------   -------------------
                       CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA
                       -------   ---------   -------   ---------   -------   ---------   -------   ---------
Management Fees......    0.05%     0.15%       0.05%      0.15%     0.05%      0.15%       0.05%     0.15%
Distribution and/or
 Service (12b-1)
 Fees................    0.10      0.10        None       None      0.75       0.75        0.50      0.50
Other Expenses.......    0.04      0.04        0.04       0.04      0.04       0.04        0.04      0.04
                        -----      ----       -----      -----      ----       ----       -----      ----
Total Annual Fund
 Operating
   Expenses..........    0.19      0.29        0.09       0.19      0.84       0.94        0.59      0.69
                        -----      ----       -----      -----      ----       ----       -----      ----
Fee Waivers..........    None      0.08(1)     None       0.08(1)   None       0.08(1)     None      0.08(1)
                        -----      ----       -----      -----      ----       ----       -----      ----
Net Expenses.........    0.19      0.21        0.09       0.11      0.84       0.86        0.59      0.61
                        =====      ====       =====      =====      ====       ====       =====      ====

                                     RESERVE CLASS        RESOURCE CLASS          SWEEP CLASS
                                  -------------------   -------------------   -------------------
                                  CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA
                                  -------   ---------   -------   ---------   -------   ---------
Management Fees.................    0.05%     0.15%       0.05%     0.15%       0.05%     0.15%
Distribution and/or Service
 (12b-1) Fees...................    1.00      1.00        0.20      0.20        0.25      0.25
Other Expenses..................    0.04      0.04        0.04      0.04        0.04(2)   0.04(2)
                                   -----      ----       -----      ----       -----      ----
Total Annual Fund
 Operating Expenses.............    1.09      1.19        0.29      0.39        0.34      0.44
                                   -----      ----       -----      ----       -----      ----
Fee Waivers.....................    None      0.08(1)     None      0.08(1)     None      0.08(1)
                                   -----      ----       -----      ----       -----      ----
Net Expenses....................    1.09      1.11        0.29      0.31        0.34      0.36
                                   =====      ====       =====      ====       =====      ====

(1) If the amendment to the advisory agreement is approved, the investment advisor will contractually agree to waive 0.075% of advisory fees on average net assets.

(2)Based on estimated amounts for the current fiscal year.

                               TREASURY PORTFOLIO

                         CASH MANAGEMENT        INSTITUTIONAL      PERSONAL INVESTMENT   PRIVATE INVESTMENT
                              CLASS                 CLASS                 CLASS                 CLASS
                       -------------------   -------------------   -------------------   -------------------
                       CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA
                       -------   ---------   -------   ---------   -------   ---------   -------   ---------
Management Fees......    0.06%     0.15%       0.06%      0.15%      0.06%     0.15%       0.06%     0.15%
Distribution and/or
 Service (12b-1)
 Fees................    0.10      0.10        None       None       0.75      0.75        0.50      0.50
Other Expenses.......    0.04      0.04        0.04       0.04       0.04      0.04        0.04      0.04
                        -----      ----       -----      -----      -----      ----       -----      ----
Total Annual Fund
 Operating
   Expenses..........    0.20      0.29        0.10       0.19       0.85      0.94        0.60      0.69
                        -----      ----       -----      -----      -----      ----       -----      ----
Fee Waivers..........    None      0.08(1)     None       0.08(1)    None      0.08(1)     None      0.08(1)
                        -----      ----       -----      -----      -----      ----       -----      ----
Net Expenses.........    0.20      0.21        0.10       0.11       0.85      0.86        0.60      0.61
                        =====      ====       =====      =====      =====      ====       =====      ====

                                     RESERVE CLASS        RESOURCE CLASS          SWEEP CLASS
                                  -------------------   -------------------   -------------------
                                  CURRENT   PRO FORMA   CURRENT   PRO FORMA   CURRENT   PRO FORMA
                                  -------   ---------   -------   ---------   -------   ---------
Management Fees.................   0.06%      0.15%      0.06%      0.15%      0.06%      0.15%
Distribution and/or Service
 (12b-1) Fees...................   1.00       1.00       0.20       0.20       0.25       0.25
Other Expenses..................   0.04       0.04       0.04       0.04       0.04(2)    0.04(2)
                                   ----       ----       ----       ----       ----       ----
Total Annual Fund
 Operating Expenses.............   1.10       1.19       0.30       0.39       0.35       0.44
                                   ----       ----       ----       ----       ----       ----
Fee Waivers.....................  None        0.08(1)    None       0.08(1)    None       0.08(1)
                                   ----       ----       ----       ----       ----       ----
Net Expenses....................   1.10       1.11       0.30       0.31       0.35       0.36
                                   ====       ====       ====       ====       ====       ====

(1) If the amendment to the advisory agreement is approved, the investment advisor will contractually agree to waive 0.075% of advisory fees on average net assets.

(2)Based on estimated amounts for the current fiscal year.

WHAT FEES ARE CHARGED FOR SIMILAR FUNDS MANAGED BY AIM?

     The compensation structures for other funds advised by AIM with similar investment objectives as the Funds are in Appendix H.

WHAT DID THE DIRECTORS/TRUSTEES CONSIDER IN APPROVING THE AMENDMENTS TO THE ADVISORY AGREEMENTS?

     At the request of AIM, the Boards discussed the approval of the amendments to the advisory agreements at a meeting held in person on September 28-29, 2001. The independent directors/trustees also discussed approval of the amendments to the advisory agreements with independent counsel at that meeting. In evaluating the amendments to the advisory agreements, the Boards requested and received information from AIM to assist in their deliberations. The Boards considered various matters in determining the reasonableness and fairness of the amendments to the current advisory agreement with respect to each Fund. Specifically, these factors include:

     - The Funds' requirements for investment supervisory and administrative services. AIM supervises all aspects of the Funds' operations, evaluates economic, statistical and financial data, makes all decisions regarding the purchase and disposition of portfolio securities, provides significant trading desk functions for the placement of orders for the purchase and sale of securities, and provides significant administrative support, including recordkeeping, regulatory compliance, maintenance of shareholder accounts, oversight of other service providers and the provision, at AIM's expense, of a large portion of the personnel and facilities required to accomplish those services.

     - The nature and quality of AIM's services. The Boards determined that AIM has provided high quality services to the Funds. The Boards reached this conclusion after comparing the Funds' performance to the performance of other institutional money market funds and determining that the Funds have achieved their investment objective of maximizing current income consistent with the preservation of capital and the maintenance of liquidity. The Board also considered the efficiency and quality of the administrative services AIM provides and determined that such services were also of high quality.

     - The fees paid to AIM for its services. The Boards noted that the fees AIM charges have traditionally been relatively low as compared to other institutional money market funds. The Boards also noted that AIM has not raised the advisory fees on the Funds since their inception. The Board determined that the requested increase is fair and reasonable.

     - The size of AIM's fees in light of the services it provides. AIM provides substantial advisory and administrative services to the Funds. The Boards noted that AIM has indicated that the provision of its advisory and administrative services is becoming increasingly complex in today's changing marketplace and that an increase in its advisory fee is necessary to ensure AIM will be able to continue to provide the high level of services it has provided to the Funds. The Board determined that the effective management and administration of the Funds requires AIM to dedicate more resources and expend more costs than when the Funds were organized.

     After considering the above factors, the Boards concluded that it is in the best interests of each Fund and their shareholders to approve the amendments to the Funds' advisory agreements.

     The Boards reached their conclusion after careful discussion and analysis. The Boards believe that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the amendments to the advisory agreements, the independent directors/trustees have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors/trustees and paid for by the Companies, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL THE PROPOSAL BE IMPLEMENTED?

     If approved, the amendments to the advisory agreements will become effective January 1, 2002 and the amendments will expire, unless renewed by the Boards, on or before December 31, 2002. If shareholders do not approve the amendment to the advisory agreement with respect to a Fund, the current advisory agreement will continue in effect for such Fund.

WHAT IS THE BOARD'S RECOMMENDATION ON THE PROPOSAL?

--------------------------------------------------------------------------------
           YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS/TRUSTEES,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
--------------------------------------------------------------------------------

                                GENERAL MATTERS

HOW WILL THE COMPANIES SOLICIT PROXIES?

     The Companies expect to solicit proxies principally by mail, but they may also solicit proxies by facsimile or personal interview. AIM may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Funds.

WHO WILL BEAR THE COST OF SOLICITING PROXIES?

     AIM will pay the costs of soliciting proxies, including the costs of printing and mailing this proxy statement and any other costs associated with the meetings.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the Companies do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a Fund, you should send such proposal to the Company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the Company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal must also comply with applicable law.

ARE THERE OTHER SERIES PORTFOLIOS OF THE COMPANIES?

     STIC has two series portfolios: Prime Portfolio and Liquid Assets Portfolio. STIT has three series portfolios: Treasury Portfolio, Government & Agency

Portfolio and Government TaxAdvantage Portfolio. No changes to the investment advisory agreements for the Liquid Assets Portfolio, the Government & Agency Portfolio, or the Government TaxAdvantage Portfolio are being proposed at this time. As a result, shareholders of these portfolios will not be voting at the meetings.

                                 OTHER MATTERS

     The Boards do not know of any matters to be presented at the meetings other than those set forth in this proxy statement. If any other business should come before the meetings, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                           By order of the Boards

                                           /s/ CAROL F. RELIHAN

                                           Carol F. Relihan
                                           Secretary

October 31, 2001

                                   APPENDIX A

                      SHARES OF SHORT-TERM INVESTMENTS CO.
                         OUTSTANDING ON OCTOBER 1, 2001

                                                               NUMBER OF SHARES
                                                                OUTSTANDING ON
NAME OF FUND (CLASS)                                           OCTOBER 1, 2001
--------------------                                           ----------------
Prime Portfolio
  Cash Management Class.....................................   1,329,074,711.38
  Institutional Class.......................................   8,992,346,392.63
  Personal Investment Class.................................     212,443,557.28
  Private Investment Class..................................     562,264,118.99
  Reserve Class.............................................     139,230,426.17
  Resource Class............................................     428,277,803.90
  Sweep Class*..............................................                N/A

                     SHARES OF SHORT-TERM INVESTMENTS TRUST
                         OUTSTANDING ON OCTOBER 1, 2001

                                                               NUMBER OF SHARES
                                                                OUTSTANDING ON
NAME OF FUND (CLASS)                                           OCTOBER 1, 2001
--------------------                                           ----------------
Treasury Portfolio
  Cash Management Class.....................................   1,439,497,564.64
  Institutional Class.......................................   4,241,630,511.74
  Personal Investment Class.................................     311,342,310.37
  Private Investment Class..................................     637,519,416.57
  Reserve Class.............................................     214,683,003.13
  Resource Class............................................     500,624,598.11
  Sweep Class*..............................................                N/A

* The Sweep Class has not yet commenced operations.

                                   APPENDIX B

                           SHORT-TERM INVESTMENTS CO.
                          FORM OF AMENDMENT TO MASTER
                         INVESTMENT ADVISORY AGREEMENT

                                AMENDMENT NO. 1
                      MASTER INVESTMENT ADVISORY AGREEMENT

     The Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and Short-Term Investments Co., a Maryland corporation, is hereby amended as follows:

     Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE B
                          COMPENSATION TO THE ADVISOR

     The Company shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                            LIQUID ASSETS PORTFOLIO

NET ASSETS                         ANNUAL RATE
----------                         -----------
All Assets......................      0.15%

                                PRIME PORTFOLIO

NET ASSETS                         ANNUAL RATE
----------                         -----------
All Assets......................      0.15%"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated          , 2001


Attest:                                      A I M ADVISORS, INC.

---------------------------------------      By: -----------------------------------
Assistant Secretary                          Robert H. Graham
                                             President

(SEAL)


Attest:                                      SHORT-TERM INVESTMENTS CO.

---------------------------------------      By: -----------------------------------
Assistant Secretary                          Robert H. Graham
                                             President

(SEAL)

                                   APPENDIX C

                          SHORT-TERM INVESTMENTS TRUST
                          FORM OF AMENDMENT TO MASTER
                         INVESTMENT ADVISORY AGREEMENT

                                AMENDMENT NO. 1
                      MASTER INVESTMENT ADVISORY AGREEMENT

     The Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and Short-Term Investments Trust, a Delaware business trust, is hereby amended as follows:

     Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  "SCHEDULE B
                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                         GOVERNMENT & AGENCY PORTFOLIO

NET ASSETS                                         ANNUAL RATE
----------                                         -----------
Total Net Assets.................................     0.10%

                       GOVERNMENT TAXADVANTAGE PORTFOLIO

NET ASSETS                                         ANNUAL RATE
----------                                         -----------
First $250 million...............................     0.20%
Over $250 million up to and including $500
  million........................................     0.15%
Over $500 million................................     0.10%

                               TREASURY PORTFOLIO

NET ASSETS                                         ANNUAL RATE
----------                                         -----------
All Assets.......................................     0.15%"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated          , 2001


Attest:                                      A I M ADVISORS, INC.

---------------------------------------      By: -----------------------------------
Assistant Secretary                          Robert H. Graham
                                             President

(SEAL)


Attest:                                      SHORT-TERM INVESTMENTS CO.

---------------------------------------      By: -----------------------------------
Assistant Secretary                          Robert H. Graham
                                             President

(SEAL)

                                   APPENDIX D

       PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc.

NAME AND ADDRESS*             POSITION WITH AIM               PRINCIPAL OCCUPATION
-----------------             -----------------               --------------------
Robert H. Graham........  Director, Chairman and      Chairman, President and Chief
                          President                   Executive Officer, A I M Management
                                                      Group Inc.; Director and Senior Vice
                                                      President, A I M Capital Management,
                                                      Inc.; Chairman, A I M Distributors,
                                                      Inc., A I M Fund Services, Inc. and
                                                      Fund Management Company; and
                                                      Director and Vice Chairman, AMVESCAP
                                                      PLC (parent of AIM and a global
                                                      investment management firm).

Gary T. Crum............  Director and Senior Vice    Director and President, A I M
                          President                   Capital Management, Inc.; Director
                                                      and Executive Vice President, A I M
                                                      Management Group Inc.; and Director,
                                                      A I M Distributors, Inc. and
                                                      AMVESCAP PLC (parent of AIM and a
                                                      global investment management firm).

Dawn M. Hawley..........  Director, Senior Vice       Director, Senior Vice President and
                          President and Chief         Chief Financial Officer, A I M
                          Financial Officer           Management Group Inc.; Vice
                                                      President and Treasurer, A I M
                                                      Capital Management, Inc. and A I M
                                                      Distributors, Inc.; Director, Vice
                                                      President and Chief Financial
                                                      Officer, A I M Fund Services, Inc.;
                                                      and Vice President and Chief
                                                      Financial Officer, Fund Management
                                                      Company.

NAME AND ADDRESS*             POSITION WITH AIM               PRINCIPAL OCCUPATION
-----------------             -----------------               --------------------
Carol F. Relihan........  Director, Senior Vice       Director, Senior Vice President,
                          President, General          General Counsel and Secretary, A I M
                          Counsel and Secretary       Management Group Inc.; Director,
                                                      Vice President and General Counsel,
                                                      Fund Management Company; and Vice
                                                      President, A I M Fund Services,
                                                      Inc., A I M Capital Management, Inc.
                                                      and A I M Distributors, Inc.

* Each director and principal executive officer may be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                   APPENDIX E

              SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OWNERS

SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Companies, the ownership of shares of the Funds by executive officers and directors/trustees of the Companies as a group constituted less than 1% of the outstanding shares of each class of the Funds as of October 1, 2001.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS OF SHORT-TERM INVESTMENTS CO. AND SHORT-TERM INVESTMENTS TRUST

     To the best knowledge of the Companies, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each series portfolio of the Companies as of October 1, 2001, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

SHORT-TERM INVESTMENTS CO.

                                                                PERCENT OF       SHARES        PERCENT OF
                           NAME AND ADDRESS     SHARES OWNED    CLASS OWNED       OWNED        CLASS OWNED
PORTFOLIO (CLASS)          OF RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
-----------------          ----------------     ------------    -----------   -------------   -------------
PRIME PORTFOLIO
Cash Management
 Class................  Bank of New York          504,975,146      37.99%             -0-           -0-
                        One Wall Street
                        5th Floor
                        Stif/Master Note
                        New York, NY 10286

                        First Union Securities    330,527,342      24.87%             -0-           -0-
                        10700 Wheat First
                        Drive
                        Glen Allen, VA 23060

                        IGT                               -0-        -0-       86,257,501          6.49%
                        P.O. Box 10120
                        Reno, NV 89502

Institutional Class...  AIM Fund of Funds       1,689,361,784**    18.79%             -0-           -0-
                        Account #1
                        Money Market
                        Portfolio Admin.
                        11 Greenway Plaza,
                        Ste. 100
                        Houston, TX 77046

                                                                PERCENT OF       SHARES        PERCENT OF
                           NAME AND ADDRESS     SHARES OWNED    CLASS OWNED       OWNED        CLASS OWNED
PORTFOLIO (CLASS)          OF RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
-----------------          ----------------     ------------    -----------   -------------   -------------
                        AIM Funds-Sec Lending     936,225,244**    10.41%             -0-           -0-
                        (MSDW)
                        11 Greenway Plaza,
                        Ste 100
                        Houston, TX 77046

                        Paine Webber SSB          616,386,794       6.85%             -0-           -0-
                        1000 Harbor Blvd
                        6th Floor
                        Mutual Fund Operations
                        State Street Custodial
                        Accounts
                        Weehawken, NJ
                        07087-6790

                        Comerica Bank             615,710,225       6.85%             -0-           -0-
                        P.O. Box 75000
                        Detroit, MI 48275-3455

                        The Northern Trust        500,000,000       5.56%             -0-           -0-
                        Company as Trustee for
                        Short Duration Fixed
                        Income
                        50 South LaSalle B-4
                        Chicago, IL 60675

Personal Class........  Cullen/Frost              171,320,524      80.64%             -0-           -0-
                        Discount Brokers
                        P.O. Box 2358
                        San Antonio, TX 78299

Private Class.........  Bank of New York          138,401,159      24.61%             -0-           -0-
                        One Wall Street,
                        5th Floor
                        Stif/Master Note
                        New York, NY 10286

                        Huntington Capital         93,712,822      16.67%             -0-           -0-
                        Corp
                        41 S High St.,
                        Ninth Floor
                        Columbus, OH 43287

                        Cullen/Frost               61,044,678      10.86%             -0-           -0-
                        Discount Brokers
                        P.O. Box 2358
                        San Antonio, TX 78299

                        Frost National Bank TX     57,591,642      10.24%             -0-           -0-
                        Muir & Co
                        C/O Frost
                        P.O. Box 2479
                        San Antonio, TX
                        78298-2479

                                                                PERCENT OF       SHARES        PERCENT OF
                           NAME AND ADDRESS     SHARES OWNED    CLASS OWNED       OWNED        CLASS OWNED
PORTFOLIO (CLASS)          OF RECORD OWNER        OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
-----------------          ----------------     ------------    -----------   -------------   -------------
                        Bank of Oklahoma, N.A.     56,126,289       9.98%             -0-           -0-
                        Institutional
                        Investments
                        P.O. Box 2300
                        Tulsa, OK 74192

                        Haws & Company             41,345,091       7.35%             -0-           -0-
                        P.O. Box 5847
                        Denver, CO 80217

Reserve Class.........  Bank of New York          125,537,011      90.16%             -0-           -0-
                        440 Mamoroneck 5th
                        Floor
                        Harrison, NY 10528

                        STAR Financial Bank,        7,471,150       5.37%             -0-           -0-
                        Anderson
                        1900 W. 50th Street
                        P.O. Box 967
                        Marion, IN 46953

Resource Class........  First Union               126,899,946      29.63%             -0-           -0-
                        Securities, Inc.
                        Attn: Money Funds
                        8739 Research Drive
                        Capital Markets
                        Charlotte, NC
                        28262-0675

                        Harris Methodist                  -0-        -0-      101,847,813         23.78%
                        (Texas Health
                        Resources)
                        611 Ryan Plaza Drive
                        6th Floor, Suite 630
                        Arlington, TX 76011

                        Sovereign Bank             40,797,342       9.53%             -0-           -0-
                        C/O Chase Enterprises
                        280 Trumbull Street
                        Hartford, CT 06103

                        Hambrecht & Quist LLC      36,913,844       8.62%             -0-           -0-
                        One Bush Street, 10th
                        Floor
                        San Francisco, CA
                        94104

                        CIBC World Markets         22,512,077       5.26%             -0-           -0-
                        200 Liberty Street
                        World Financial Center
                        New York, NY 10281

                        Mellon Bank Na             22,071,771       5.15%             -0-           -0-
                        P.O. Box 710
                        Pittsburgh, PA
                        15230-0710

SHORT-TERM INVESTMENTS TRUST

                                                                 PERCENT OF       SHARES        PERCENT OF
                            NAME AND ADDRESS      SHARES OWNED   CLASS OWNED       OWNED        CLASS OWNED
PORTFOLIO (CLASS)            OF RECORD OWNER       OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
-----------------           ----------------      ------------   -----------   -------------   -------------
TREASURY PORTFOLIO
Cash Management
 Class.................  Bank of New York         525,064,704       36.48%              -0-          -0-
                         One Wall Street
                         5th Floor
                         Stif/Master Note
                         New York, NY 10286

                         Bank of Oklahoma         303,120,470       21.06%              -0-          -0-
                         P.O. Box 2180
                         Tulsa, OK 74101

                         State of New Mexico --   200,000,000       13.89%              -0-          -0-
                         Overnight Account
                         2019 Galisteo
                         Building K
                         P.O. Box 608
                         Santa Fe, NM 87701

                         Chase Bank of Texas      100,000,000        6.95%              -0-          -0-
                         600 Travis St, 8th Fl
                         8-CBT-39
                         Houston, TX 77252-8009

                         Lehman Brothers/H&Q       75,280,890        5.23%              -0-          -0-
                         One World Financial
                         Center
                         28th Floor
                         New York, NY 10281

Institutional Class....  Frost National Bank TX   448,949,129       10.58%              -0-          -0-
                         Muir & Co
                         C/O Frost
                         P. O. Box 2479
                         San Antonio, TX
                         78298-2479

                         Universal Service                -0-         -0-       402,579,645        9.49%
                         Administrative Co.
                         P.O. Box 1443
                         Chicago, IL 60690-1443

                         Level 3 Communications           -0-         -0-       390,208,186        9.20%
                         1025 Eldorado Blvd.
                         Broomfield, CO 80021

                         Trust Company Bank       377,577,232        8.90%              -0-          -0-
                         Center 3139
                         P.O. Box 105504
                         Atlanta, GA 30348

                                                                 PERCENT OF       SHARES        PERCENT OF
                            NAME AND ADDRESS      SHARES OWNED   CLASS OWNED       OWNED        CLASS OWNED
PORTFOLIO (CLASS)            OF RECORD OWNER       OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
-----------------           ----------------      ------------   -----------   -------------   -------------
                         State Street Bank &      298,808,775        7.04%              -0-          -0-
                         Trust
                         Attn: Master Note
                         Control, AH3
                         108 Myrtle Street
                         North Quincy, MA 02171

Personal Investment
 Class.................  Cullen/Frost             273,219,761       87.76%              -0-          -0-
                         Discount Brokers
                         P.O. Box 2358
                         San Antonio, TX 78299

Private Investment
 Class.................  Bank of New York         307,986,425       48.31%              -0-          -0-
                         One Wall Street
                         5th Floor
                         Stif/Master Note
                         New York, NY 10286

                         Zions First National      63,478,507        9.96%              -0-          -0-
                         Bank (CO)
                         P.O. Box 30880
                         Salt Lake City, UT
                         84130

                         Cullen/Frost              59,374,983        9.31%              -0-          -0-
                         Discount Brokers
                         P.O. Box 2358
                         San Antonio, TX 78299

                         Huntington Capital Corp   50,046,109        7.85%              -0-          -0-
                         41 S High St., Ninth
                         Floor
                         Columbus, OH 43287

                         New Haven Savings Bank    44,876,995        7.04%              -0-          -0-
                         Trust Department
                         P.O. Box 302
                         Trust Department
                         New Haven, CT 06502

Reserve Class..........  Bank of New York         169,975,456       79.18%              -0-          -0-
                         440 Mamoroneck, 5th Fl.
                         Harrison, NY 10528

                         Kinco & Co.               36,796,890       17.14               -0-          -0-
                         One Hanson Place
                         Securities Services 6th
                         Floor
                         Brooklyn, NY 11415

Resource Class.........  City of Chicago G.O.             -0-         -0-       247,352,241       49.41%
                         Bonds for City Colleges
                         121 North LaSalle
                         Street
                         Room 204
                         Chicago, IL 60603

                                                                 PERCENT OF       SHARES        PERCENT OF
                            NAME AND ADDRESS      SHARES OWNED   CLASS OWNED       OWNED        CLASS OWNED
PORTFOLIO (CLASS)            OF RECORD OWNER       OF RECORD      OF RECORD    BENEFICIALLY*   BENEFICIALLY*
-----------------           ----------------      ------------   -----------   -------------   -------------
                         First Union Subaccounts  120,851,329       24.14%              -0-          -0-
                         8739 Research Drive
                         Capital Markets
                         Charlotte, NC
                         28262-0675

                         Sovereign Bank            48,990,754        9.79%              -0-          -0-
                         c/o Chase Enterprises
                         280 Trumbull Street
                         Hartford, CT 06103

---------------

 *The Companies have no knowledge as to whether any portion or all of the shares owned of record are also owned beneficially, except as specifically set forth above.

**Represents shares held in a cash management account for the benefit of certain
  AIM funds.

                                   APPENDIX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                    AGGREGATE
                                                                       NET
                                                                    ADVISORY
                                                   TOTAL NET        FEES PAID     ADVISORY FEE
                                                    ASSETS         TO AIM FOR      WAIVERS FOR
                                                 FOR THE MOST       THE MOST        THE MOST
                                                   RECENTLY         RECENTLY        RECENTLY
                           ANNUAL RATE             COMPLETED        COMPLETED       COMPLETED
                     (BASED ON AVERAGE DAILY     FISCAL PERIOD    FISCAL PERIOD   FISCAL PERIOD
NAME OF FUND               NET ASSETS)             OR YEAR*         OR YEAR**        OR YEAR
------------         -----------------------     -------------    -------------   -------------
SHORT-TERM
 INVESTMENTS CO.
Prime Portfolio....  0.20% of first $100        $10,366,906,617    $8,039,086             -0-
                     million; 0.15% over $100
                     million to $200 million;
                     0.10% over $200 million
                     to $300 million; 0.06%
                     over $300 million to
                     $1.5 billion; 0.05% of
                     the excess over $1.5
                     billion
SHORT-TERM
 INVESTMENTS TRUST
Treasury             0.15% of first $300        $ 6,435,837,870    $3,272,273             -0-
 Portfolio.........  million; 0.06% over $300
                     million up to $1.5
                     billion; 0.05% of the
                     excess over $1.5 billion

 * Based on net assets as of August 31, 2001.

** Based on average net assets from September 1, 2000 through August 31, 2001.

                                   APPENDIX G

                 FEES PAID TO AIM AND AFFILIATES IN MOST RECENT
                                  FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended August 31, 2001 by the Companies to AIM and to affiliates of AIM. The services currently provided by these affiliates will continue to be provided after the amendments to the investment advisory contracts with A I M Advisors, Inc. are approved.

                                                 AIM            FUND
                                           (ADMINISTRATIVE   MANAGEMENT     A I M FUND
                                              SERVICES)       COMPANY     SERVICES, INC.
                                           ---------------   ----------   --------------
SHORT-TERM INVESTMENTS CO.
  Prime Portfolio........................     $621,871        $486,916      $2,285,726
SHORT-TERM INVESTMENTS TRUST
  Treasury Portfolio.....................     $335,862        $458,748      $  855,682

                                   APPENDIX H

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have similar investment objectives as Treasury Portfolio and Prime Portfolio.

                                                                                                ADVISORY FEE WAIVERS,
                                                                      TOTAL NET ASSETS FOR   EXPENSE LIMITATIONS AND/OR
                                            ANNUAL RATE                THE MOST RECENTLY     EXPENSE REIMBURSEMENTS FOR
                                         (BASED ON AVERAGE              COMPLETED FISCAL     THE MOST RECENTLY COMPLETED
NAME OF FUND                             DAILY NET ASSETS)               PERIOD OR YEAR         FISCAL PERIOD OR YEAR
------------                             -----------------            --------------------   ---------------------------
AIM Money Market Fund........  0.55% of the first $1 billion; 0.50%     $ 1,398,189,693*                     -0-
                               of the excess over $1 billion

AIM V.I. Money Market Fund...  0.40% of first $250 million; 0.35% of    $   107,785,019*                     -0-
                               the excess over $250 million

STIC Liquid Assets                                                      $34,848,205,616**            $31,684,167
 Portfolio...................  0.15% of the average daily net assets of the Portfolio

STIT Government & Agency                                                $ 1,725,553,170**            $   915,982
 Portfolio...................  0.10% of the average daily net assets of the Portfolio

STIT Treasury TaxAdvantage                                              $   503,833,218**            $   664,259
 Portfolio...................  0.20% of the first $250 million;
                               0.15% over $250 million up to $500
                               million; 0.10% of the excess over
                               $500 million

 * Based on net assets at June 30, 2001.

** Based on net assets at August 31, 2001.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY


                          PROXY SOLICITED BY THE BOARD
                          OF SHORT-TERM INVESTMENTS CO.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE PRIME PORTFOLIO
                          TO BE HELD DECEMBER 17, 2001


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Prime Portfolio, a portfolio of Short-Term Investments Co., on December 17, 2001, at 1:00 p.m., Central time, and at any adjournment thereof, all of the shares of the Prime Portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" APPROVAL OF THE PROPOSAL.

    CONTROL NUMBER:

                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                          ------------------------------------------------------
                          Signature


                          ------------------------------------------------------
                          Signature (if held jointly)


                          Dated
                               -------------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" THE PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

1. To approve an amendment to the Master Investment Advisory Agreement with A I M Advisors, Inc.

                   FOR                  AGAINST           ABSTAIN

                   [ ]                    [ ]               [ ]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY


                          PROXY SOLICITED BY THE BOARD
                         OF SHORT-TERM INVESTMENTS TRUST
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE TREASURY PORTFOLIO
                          TO BE HELD DECEMBER 17, 2001


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the Treasury Portfolio, a portfolio of Short-Term Investments Trust, on December 17, 2001, at 1:00 p.m., Central time, and at any adjournment thereof, all of the shares of the Treasury Portfolio which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

         CONTROL NUMBER:

                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                          ------------------------------------------------------
                          Signature


                          ------------------------------------------------------
                          Signature (if held jointly)


                          Dated
                               -------------------------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.

 ...............................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

1. To approve an amendment to the Master Investment Advisory Agreement with A I M Advisors, Inc.

                  FOR                  AGAINST           ABSTAIN

                  [ ]                    [ ]               [ ]